UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2011
PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 24, 2011, Pike Electric Corporation (“Pike”), as borrower, entered into a $200 million four-year credit agreement (the “Credit Agreement”) with a syndicate of banks and other financial institutions (the “Lenders”), including Regions Bank, as a lender and as administrative agent and collateral agent, First Tennessee Bank, N.A., as a lender and as syndication agent, Compass Bank, as a lender and as co-syndication agent, SunTrust Bank, as a lender and as documentation agent, and Bank of America, N.A., as a lender and as co-documentation agent. The syndicate of Lenders was arranged by Regions Capital Markets, as lead arranger.
The Credit Agreement replaced the Second Amended and Restated Credit Agreement dated as of July 29, 2009, among Pike, its subsidiaries party thereto, Barclays Bank PLC, as a lender and as administrative agent, and certain other lenders party thereto (the “Terminated Agreement”). The Terminated Agreement was terminated effective August 23, 2011.
The Credit Agreement provides the terms under which the Lenders will make available to Pike a secured revolving credit facility in an aggregate amount of up to $200 million maturing on August 24, 2015, with up to $100 million of the facility being available for the issuance of letters of credit and up to $10 million of the facility being available for swingline loans. Pike has the option to increase the revolving commitments under the Credit Agreement, subject to the conditions specified therein, by up to an additional $75 million to $275 million upon receipt of additional commitments from new or existing lenders. Borrowings under the Credit Agreement may be used for Pike’s general corporate purposes, including acquisitions, dividends and stock repurchases, capital expenditures and working capital. As of August 24, 2011, Pike had approximately $115 million in outstanding revolving loans, reflecting its repayment of outstanding indebtedness under the Terminated Agreement, and $23.1 million of letters of credit issued under the Credit Agreement. The remaining $61.9 million was available for revolving loans or issuing new letters of credit.
Revolving loans under the Credit Agreement bear interest, at Pike’s option, at either:
(i)	the greater of the Prime Rate, the Federal Funds Effective Rate plus 0.50% or LIBOR plus 1.00% (the “Base Rate”) plus in each case an applicable margin ranging from 0.50% to 1.50%; or
(ii)	LIBOR plus an applicable margin ranging from 2.00% to 3.00%.
The applicable margin is determined based on Pike’s Leverage Ratio, defined in the Credit Agreement as the ratio of Pike’s total funded debt to Consolidated EBITDA (as defined in the Credit Agreement) for the immediately preceding four fiscal quarters. Letters of credit issued under the Credit Agreement are subject to a letter of credit fee of 2.00% to 3.00%, based on Pike’s Leverage Ratio. Swingline loans will bear interest at the Base Rate. Pike is also subject to a commitment fee of 0.375% to 0.625%, based on its Leverage Ratio, on any unused availability under the Credit Agreement.
Pike and its subsidiaries party to the Credit Agreement entered into a Security Agreement (the ”Security Agreement”) and a Pledge Agreement (the “Pledge Agreement”) in connection with the Credit Agreement. Subject to certain exceptions, the Credit Agreement is secured by substantially all of the assets of Pike and its wholly-owned U.S. subsidiaries and by a pledge of all of the capital stock of Pike’s wholly-owned U.S. subsidiaries and 65% of the capital stock of the direct foreign subsidiaries of Pike or its wholly-owned U.S. subsidiaries. Pike’s wholly-owned U.S. subsidiaries also guarantee the repayment of all amounts due under the Credit Agreement.

The Credit Agreement requires that Pike maintain (i) a maximum Leverage Ratio, measured on a trailing four-quarter basis, of no more than 3.75 to 1.0 as of the last day of each fiscal quarter, declining to 3.50 on June 30, 2013 and declining to 3.00 on June 30, 2014 and thereafter, and (ii) a consolidated fixed charge coverage ratio (as defined in the Credit Agreement) of at least 1.25 to 1.0. The Credit Agreement also contains a number of affirmative and negative covenants including limitations on asset sales, investments, indebtedness and liens.
The Credit Agreement provides for customary events of default. If an Event of Default (as defined in the Credit Agreement) occurs and is continuing, on the terms and subject to the conditions set forth in the Credit Agreement, amounts outstanding under the Credit Agreement may be accelerated and may become or be declared immediately due and payable.
Certain of the Lenders and their respective affiliates have from time to time in the past provided financial advisory and investment banking services to Pike and its subsidiaries for which they have received customary fees.
The foregoing summary of certain terms of the Credit Agreement, the Security Agreement and the Pledge Agreement is qualified in its entirety by reference to the complete text of such agreements, copies of which are filed as exhibits to this report and are incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
The information set forth above under Item 1.01 regarding the Terminated Agreement is incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

10.1	Credit Agreement, dated August 24, 2011, among Pike Electric Corporation, its subsidiaries party thereto, Regions Bank, as administrative agent, and the lenders party thereto.
10.2	Security Agreement, dated August 24, 2011, among Pike Electric Corporation, the grantors party thereto, and Regions Bank, as collateral agent.
10.3	Pledge Agreement, dated August 24, 2011, among Pike Electric Corporation, the pledgors party thereto, and Regions Bank, as collateral agent.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION
Date: August 24, 2011	By:	/s/ Anthony K. Slater
		Name:	Anthony K. Slater
		Title:	Executive Vice President & Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
August 24, 2011	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Credit Agreement, dated August 24, 2011, among Pike Electric Corporation, its subsidiaries party thereto, Regions Bank, as administrative agent, and the lenders party thereto.
10.2	Security Agreement, dated August 24, 2011, among Pike Electric Corporation, the grantors party thereto, and Regions Bank, as collateral agent.
10.3	Pledge Agreement, dated August 24, 2011, among Pike Electric Corporation, the pledgors party thereto, and Regions Bank, as collateral agent.